Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT, dated as of October 8, 2012 (this “Second Amendment”), to the CREDIT AGREEMENT, dated as of July 31, 2012 (as amended by the First Amendment, dated as of September 28, 2012, the “Credit Agreement”), among WOLVERINE WORLD WIDE, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as syndication agent, FIFTH THIRD BANK and PNC BANK, NATIONAL ASSOCIATION, as documentation agents, J.P. MORGAN EUROPE LIMITED, as foreign currency agent, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;

WHEREAS, (a) certain existing Lenders have agreed to effect certain modifications to the Credit Agreement as set forth herein (the “Consenting Lenders”) and (b) certain Persons that are not Lenders (the “New Lenders”), by executing and delivering a signature page to this Second Amendment (a “Lender Addendum”), have agreed, upon the terms and subject to the conditions set forth herein, to become Lenders under the Credit Agreement and provide a portion of the Tranche B Term Commitment as is determined by the Administrative Agent and notified to such New Lender; and

WHEREAS, the Tranche B Term Commitment of existing Lenders that are not Consenting Lenders (the “Non-Consenting Lenders”) will be replaced and the Tranche B Term Commitments of such Non-Consenting Lenders will be assigned to New Lenders in accordance with Section 2.23 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

I. DEFINED TERMS

Unless otherwise defined herein, terms defined in the Credit Agreement (after giving effect to this Second Amendment) and used herein shall have the meanings given to them in the Credit Agreement (after giving effect to this Second Amendment).

II. AMENDMENTS TO THE CREDIT AGREEMENT

Section 1.1 of the Credit Agreement is hereby amended as follows:

A. The definition of “Applicable Margin” with respect to Tranche B Term Loans is hereby amended by (a) replacing “2.75%” with “2.00%”, (b) replacing “3.75%” with “3.00%” and (c) deleting the second proviso in its entirety.

B. The definition of “Applicable Pricing Grid” is hereby amended by deleting clause (b) in its entirety.

III. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants that each of the following representations and warranties made by the Borrower in the Credit Agreement shall be true and correct in all material respects as of the Second Amendment Effective Date (as defined below) and in each case solely with respect to the Borrower: Sections 4.3(a), 4.4 (other than the last sentence thereof and, in each case, solely with respect to the Credit Agreement), 4.5(a) (solely with respect to (i) material Requirements of Law, (ii) the entering into and performance of the Credit Agreement and (iii) in respect of organizational documents, without giving effect to the Material Adverse Effect qualifier (it being understood that the Material Adverse Effect qualifier shall apply to all other Requirements of Law), 4.14 and 4.22(c). The Borrower represents and warrants that this Second Amendment has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

IV. NEW LENDERS

On the Second Amendment Effective Date and in accordance with Section 2.23 of the Credit Agreement, (a) the Tranche B Term Commitments of the Non-Consenting Lenders shall be assigned to the New Lenders, (b) the Non-Consenting Lenders shall cease to be Tranche B Term Lenders under, and for all purposes of, the Credit Agreement and the other Loan Documents and (c) the Tranche B Commitments of the Lenders shall be as set forth on Exhibit A to this Second Amendment.

Each New Lender, the Administrative Agent and the Borrower acknowledges and agrees that on the Second Amendment Effective Date, upon each New Lender’s execution of a Lender Addendum, it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, on the terms and subject to the conditions set forth below, with a Tranche B Term Commitment (the “New Commitments”) as set forth on Exhibit A to this Second Amendment and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth on its signature page. The Lenders hereby agree that on the Second Amendment Effective Date, the Commitments of each Lender (including each New Lender) shall be as set forth on Exhibit A to this Second Amendment.

V. ACKNOWLEDGMENTS

The parties hereto hereby acknowledge and confirm that the Borrower shall pay the ticking fees described in Section 2.8(b) of the Credit Agreement to the Administrative Agent for the account of each Lender immediately prior to the effectiveness of this Second Amendment for the period from July 16, 2012 to (and including) the Second Amendment Effective Date, calculated in accordance with the terms of Section 2.8(b) of the Credit Agreement.

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VI. EFFECTIVENESS

The amendments set forth in this Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

A. Second Amendment. The Administrative Agent shall have received this Second Amendment, duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

B. Fees and Expenses. The Administrative Agent shall have received from the Borrower payment of all fees and expenses required to be paid on or before the Second Amendment Effective Date for which reasonably detailed invoices have been timely presented to the Borrower, including, without limitation, the reasonable fees and expenses of legal counsel to the Administrative Agent.

C. No Default. No Default or Event of Default shall have occurred or be continuing on the Second Amendment Effective Date.

D. Closing Date. The Closing Date shall occur concurrently.

VII. MISCELLANEOUS

A. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Second Amendment. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

C. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D. Expenses. The Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WOLVERINE WORLD WIDE, INC.

By:	/s/ Donald T. Grimes
Name: Donald T. Grimes Title: Chief Financial Officer, Treasurer

[Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy Title: Sr. Vice President

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	JPMorgan Chase Bank, N.A.

Executing as a Consenting Lender:

By:	/s/ Sabir A. Hashmy
Name: Sabir A. Hashmy Title: Sr. Vice President

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	Wells Fargo Bank, N.A.

Executing as a Consenting Lender:

By:	/s/ Robert M. Jamula
Name: Robert M. Jamula Title: Vice-President

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	Fifth Third Bank

Executing as a Consenting Lender:

By:	/s/ Matthew Cannan
Name: Matthew Cannan Title: Managing Director

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	PNC BANK, NATIONAL ASSOCIATION

Executing as a Consenting Lender:

By:	/s/ John F. Broeren
Name: John F. Broeren Title: Managing Director

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	Comerica Bank

Executing as a Consenting Lender:

By:	/s/ Jeffrey S. Malkiewicz
Name: Jeffrey S. Malkiewicz Title: Account Officer

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	Taiwan Cooperative Bank Los Angeles Branch

Executing as a Consenting Lender:

By:	/s/ Li-Hua Huang
Name: Li-Hua Huang Title: VP & GM

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

By executing this signature page as a Consenting Lender, the undersigned institution agrees to the terms of the Second Amendment and the Credit Agreement as amended thereby.

Legal Name of Institution:	Raymond James Bank, N.A.

Executing as a Consenting Lender:

By:	/s/ Kathy A. Bennett
Name: Kathy A. Bennett Title: Vice President

For any institution requiring a second signature line:

By:
Name: Title:

[Second Amendment]

EXHIBIT A

COMMITMENTS

Lender	Revolving Facility Commitment	Tranche A Term Commitment	Tranche B Term Commitment
JPMorgan Chase Bank, N.A.	$24,000,000.00	$66,000,000.00	$314,900,000.00
Wells Fargo Bank, National Association	$24,000,000.00	$66,000,000.00	$7,500,000.00
Fifth Third Bank	$18,000,000.00	$49,500,000.00	$7,500,000.00
PNC Bank, National Association	$18,000,000.00	$49,500,000.00	$5,000,000.00
Bank of America, N.A.	$14,666,666.67	$40,333,333.33
Branch Banking & Trust Co.	$13,333,333.33	$36,666,666.67
HSBC Bank plc	$6,666,666.67	$18,333,333.33
HSBC Bank USA, N.A.	$6,666,666.67	$18,333,333.33
RBS Citizens, N.A.	$13,333,333.33	$36,666,666.67
Sumitomo Mitsui Banking Corporation	$13,333,333.33	$36,666,666.67
KeyBank National Association	$9,333,333.33	$25,666,666.67
The Huntington National Bank	$6,666,666.67	$18,333,333.33
Union Bank, N.A.	$6,666,666.67	$18,333,333.33
The Northern Trust Company	$5,333,333.33	$14,666,666.67
The Bank of East Asia, New York Branch	$4,000,000.00	$11,000,000.00
Comerica Bank	$4,000,000.00	$11,000,000.00	$1,500,000.00
The PrivateBank	$4,000,000.00	$11,000,000.00
Taiwan Cooperative Bank Los Angeles Branch	$4,000,000.00	$11,000,000.00
Hua Nan Commercial Bank, Ltd.	$2,666,666.67	$7,333,333.33
Raymond James Bank, N.A.	$1,333,333.33	$3,666,666.67	$13,600,000.00
Total	$200,000,000.00	$550,000,000.00	$350,000,000.00